Exhibit 3.145

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF ‘‘CHATTANOOGA TREATMENT CENTER, LLC”, CHANGING ITS NAME FROM ‘‘CHATTANOOGA TREATMENT CENTER, LLC” TO “GREENBRIER ACQUISITION, LLC”, FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF AUGUST, A.D. 2015, AT 2:12 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
5737313 8100	AUTHENTICATION: 2655667
151185649	DATE: 08-18-15
You may verify this Certificate online at corp. delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 02:18 PM 08/18/2015 FILED 02:12 PM 08/18/2015 SRV 151185649 – 5737313 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: Chattanooga Treatment

Center, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

1. The name of the limited liability company is Greenbrier Acquisition, LLC (the “Company”).

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 17th day of August, A.D. 2015.

BY:	/s/ Christopher L. Howard
Authorized person(s)

Name:	Christopher L. Howard
Print or Type

Illegible

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “MMO ACQUISITION, LLC”, CHANGING ITS NAME FROM “MMO ACQUISITION, LLC” TO ‘‘CHATTANOOGA TREATMENT CENTER, LLC”, FILED IN THIS OFFICE ON THE NINETEENTH DAY OF JUNE, A.D. 2015, AT 8:56 O’CLOCK A.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
5737313 8100	AUTHENTICATION: 2486292
150944176	DATE: 06-22-15
You may verify this Certificate online at corp. delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 09:25 AM 06/19/2015 FILED 08:56 AM 06/19/2015 SRV 150944176 – 5737313 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: MMO Acquisition, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

1. The name of the limited liability company is Chattanooga Treatment Center, LLC (the “Company”).

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 18th day of June, A.D. 2015.

By:	/s/ Christopher L. Howard
Authorized Person(s)

Name:	Christopher L. Howard
Print or Type

Illegible

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “MMO ACQUISITION, LLC”, FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF APRIL, A.D. 2015, AT 6:09 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
5737313 8100	AUTHENTICATION: 2335385
150580402	DATE: 04-29-15
You may verify this Certificate online at corp. delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 06:25 PM 04/28/2015 FILED 06:09 PM 04/28/2015 SRV 150580402 – 5737313 FILE

CERTIFICATE OF FORMATION

OF

MMO ACQUISITION, LLC

Pursuant to Section 18-201 of the Delaware Limited Liability Company Act (the “Act”), the undersigned, desiring to form a limited liability company, does hereby certify as follows:

1.	The name of the limited liability company is MMO Acquisition, LLC (the “Company”).

2.	The address of the Company’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801. The name of the registered agent is The Corporation Trust Company.

3.	This Certificate of Formation shall be effective upon filing with the Delaware Secretary of State.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on this 28th day of April, 2015.

/s/ Christopher L. Howard
Christopher L. Howard, Authorized Person